DISCONTINUED OPERATIONS	3 Months Ended
Mar. 31, 2012
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

NOTE 3. DISCONTINUED OPERATIONS

As a result of entering into a definitive agreement to sell our interest in Creighton University Medical Center (“CUMC”), we reclassified CUMC into discontinued operations in the three months ended June 30, 2012, and we have classified the hospital’s results of operations as discontinued operations for all periods presented based on the guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 205, “Presentation of Financial Statements” (“ASC 205”).

In May 2012, we completed the sale of Diagnostic Imaging Services, Inc. (“DIS”) in Louisiana. As a result of the sale, DIS was reclassified into discontinued operations in the three months ended June 30, 2012, and we have classified DIS’ results of operations as discontinued operations for all periods presented based on the guidance in ASC 205.

Net operating revenues and income (loss) before income taxes reported in discontinued operations are as follows:

	Three Months Ended March 31,
	2012	2011
Net operating revenues	$56	$54
Income (loss) before income taxes	2	(10)

Included in loss before income taxes from discontinued operations in the three months ended March 31, 2011 is approximately $10 million of expense related to the settlement of two Hurricane Katrina-related class action lawsuits, which amount is net of approximately $10 million of expected recoveries from our reinsurance carriers in connection with the settlement. We had previously recorded a $5 million reserve for this matter as of December 31, 2010.

Should we dispose of additional hospitals or other assets in the future, we may incur additional asset impairment and restructuring charges in future periods.